EXHIBIT 10.38

NOTE PURCHASE & SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made as of the 4th day of May, 2011 by and between NATHAN’S FAMOUS, INC., a Delaware corporation (the "Seller") and Y & Y CAPITAL CO, LLC, a Florida limited liability company (the "Buyer").

RECITALS:

WHEREAS, Seller is the owner of a certain amended and restated promissory note (the “Note”) of Miami Subs Capital Partners I, Inc., a Florida corporation (“Borrower”), dated April 1, 2010, payable to the order of Seller in the principal amount of $1,540,300.04 which Note is secured by a security agreement dated as of June 7, 2007 (the “Security Agreement”), as reaffirmed by a Reaffirmation of Security Agreement dated as of April 1, 2010. Pursuant to the terms of the Security Agreement, Borrower has granted to Seller a security interest in all of the Borrower’s Inventory, Investment Property, Chattel Papers, Accounts, Equipment, Instruments, General Intangibles, Letter of Credit Rights and Fixtures (as such terms are defined in the Uniform Commercial Code in the State of New York).

WHEREAS, Buyer desires to purchase from Seller the Note, and Seller desires to sell to Buyer the Note, all upon the terms, provisions, and conditions set forth in this Agreement.

WHEREAS, The Security Agreement provides that in the event that Seller, as secured party, shall assign, endorse, sell, transfer, or hypothecate the Note, it shall automatically constitute an assignment and transfer of the interests of the Seller under the Security Agreement.

WHEREAS, Seller is willing to sell the Note on an "as is" and "where is" basis with no representations or warranties of any kind other than those set forth in Paragraph 6(a) of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Sale and Assignment.  Seller agrees to sell, assign and convey unto Buyer, at the Closing (as defined below), all of Seller's right, title and interest in and to the Note and related documents, including the rights of Seller in, to and under the Security Agreement, the Guaranty of Laurence Austin dated June 7, 2007, the Guaranty of Bruce Galloway dated June 7, 2007, each as reaffirmed by a Reaffirmation of Guaranty dated as of April 1, 2010, the Irrevocable Direction of Laurence Austin dated April 1, 2010 (the “2010 Direction” and, together with the Note and the other related documents, the “Loan Documents”), subject to the terms and conditions of this Agreement and to the following limitations:

(A)  THE SALE AND ASSIGNMENT OF THE NOTE AND LOAN DOCUMENTS IS AND WILL BE ON AN "AS IS", "WHERE IS" BASIS WITHOUT ANY REPRESENTATIONS, WARRANTIES, OR RECOURSE, EXPRESS OR IMPLIED, OF ANY TYPE, KIND, CHARACTER OR NATURE SAVE AND EXCEPT THE EXPRESS REPRESENTATIONS OR WARRANTIES SET FORTH IN PARAGRAPH 6(a) HEREOF.

(B)  WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, AND EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES ARE, HAVE BEEN OR WILL BE MADE BY SELLER OR ANY REPRESENTATIVE, AGENT, OFFICER OR EMPLOYEE OF SELLER REGARDING (i) THE COLLECTABILITY OR VALUE OF THE NOTE OR THE LOAN EVIDENCED THEREBY, (ii) THE CREDIT WORTHINESS OF THE BORROWER, (iii) THE VALUE OF ANY COLLATERAL DESCRIBED IN THE NOTE OR LOAN DOCUMENTS, OR (iv) THE EXTENT, VALIDITY, PRIORITY OR PERFECTION OF ANY SECURITY INTEREST OR LIEN WHICH MAY RELATE TO THE NOTE OR THE LOAN EVIDENCED THEREBY.

2.	Purchase Price, Deposit, Payment Terms and Closing Deliverables.

a.	Purchase Price. The purchase price (the “Purchase Price”) for the Note and Loan Documents shall be $900,000.

b.
Deposit.  The Buyer will pay to Seller, on the date hereof, the sum of Four Hundred Fifty Thousand Dollars ($450,000.00) as a deposit (the “Deposit”) to be applied by Seller in accordance with the provisions of this Agreement.

c.
Payment Terms.  The Purchase Price shall be paid by Buyer to Seller by (i) Seller receiving the Deposit toward the Purchase Price, and (ii) the Seller receiving from Buyer by federal wire transfer no later than 1:00 p.m. Eastern Standard Time on the date on which the Closing occurs, in good funds, the $450,000 balance owed on the Purchase Price, which amount shall be wire transferred as follows:

for the benefit of:   Nathan’s Famous Inc.

Funds should be wired to:

Citibank
Robbins Lane & Jericho Turnpike.
Jericho, NY 11753
ABA #021000089

To the account of:
Nathan’s Famous Operating Corp., Depository Account
Account ___________________

d.
At the Closing, Seller shall receive an Irrevocable Direction of Laurence Austin of even date (the “2011 Direction”) which shall be executed by each of Laurence Austin and Davis LLP and shall provide for the payment to NFI of an aggregate $257,810.22, which payment shall rank in the same order of priority as the amounts previously payable to NFI under the 2010 Direction.

3.	Closing Date. This transaction shall close (the "Closing") on or before June 30, 2011 (the “End Date”).

4.
Closing.  The consummation of the transaction contemplated by this Agreement shall occur on or before the End Date at offices of Seller's attorneys: Farrell Fritz, P.C., RXR  Plaza, Uniondale, New York  11556 (516) 227-0700 or at such other location as may be mutually agreed to by Buyer and Seller.  The date on which the Closing occurs shall be referred to as the “Closing Date.”

5.
Costs.  Each party shall bear all of the fees and expenses incurred by it in connection with the negotiation and performance of this Agreement, and no party may recover any such fees and expenses from the other parties upon any termination of this Agreement.  In addition, Buyer shall pay any fees necessary to record the assignment of any documents and any other expenses of Buyer necessary to complete this transaction. After the Closing Date, Seller shall take all steps which Buyer may reasonably request to cooperate with Buyer so that Buyer may enforce its rights under the Note, all of which shall be at Buyer's sole cost and expense.

6.	Representations and Warranties.

Each of Seller and Buyer hereby makes the following representations and warranties as of the date of this Agreement and, unless a date is specified in such representation and warranty, shall be true, complete and correct at the Closing as though made on the date of such Closing.

a.
Seller makes no warranties or representations of any kind or nature with respect to the Note or any of the Loan Documents, except as set forth in this paragraph.  Seller hereby represents and warrants (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, (ii) Seller is the legal and beneficial owner of the Note, (iii) the Note is free of liens or security interests granted by Seller, (iv) the balance due on the Note as of May 4, 2011 is $1,407,810.22, including the “balloon” as defined in the Note, reflecting payments due under the Note through April 30, 2011 (it being understood that the $34,000 in payments tendered for March and April 2011 have not yet cleared), (v) Seller has the power to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby;  and (vi) Seller has the right, power and authority to assign and transfer the Note to Buyer as provided by this Agreement.

b.
Buyer hereby represents and warrants that (i) Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and as proposed to be conducted, (ii) Buyer was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has not engaged in any other business activities and has conducted its operations only as contemplated hereby, (iii) Buyer has sufficient funds to make the Deposit and will have prior to the Closing Date sufficient funds from cash on hand and available to it under existing commercial financing arrangements and lines of credit to pay balance of the Purchase Price contemplated by this Agreement and to perform the other obligations of Buyer contemplated by this Agreement, (iv) Buyer is a sophisticated investor and has made an independent analysis of the advisability of acquiring the Note and Loan and has relied on its own judgment in assessing its willingness to proceed to consummate the transactions contemplated by this Agreement, (v) Buyer is duly authorized to execute and deliver this Agreement and to carry out its obligations hereunder and (vi) Buyer has not relied on any representations or warranties of the Seller other than those contained herein.

c.	On the Closing Date, Seller will endorse the original Note, and Buyer will accept the same, with the following endorsement:

PAY TO THE ORDER OF Y & Y CAPITAL CO, LLC, “AS IS”, “WHERE IS”, WITH ALL FAULTS AND WITHOUT REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY TYPE, KIND, CHARACTER OR NATURE SAVE AND EXCEPT FOR THE EXPRESS REPRESENTATION SET FORTH IN THE NOTE PURCHASE AND SALE AGREEMENT DATED MAY 4, 2011 BY AND BETWEEN NATHAN’S FAMOUS, INC.  AND Y & Y CAPITAL CO, LLC

d.
The assignment of the Note and any other Loan Documents from Seller to Buyer shall be made without recourse and without any representation or warranty of any kind or nature, except for those representations and warranties expressly provided in this Agreement.

7.	Closing. At the Closing

a.
Seller shall deliver to Buyer (i) the original Note, (ii) any originals (or copies to the extent Seller possesses no originals) of the other Loan Documents and (iii) a certificate to the effect that the representations and warranties of Seller contained in Section 6(a) are true, complete and correct as of the Closing, except those representations and warranties that address matters only as of a particular date, which are true and correct in all respects as of that date.  In addition, at Buyer's option, which shall be exercised by delivery of written notice to Seller no less than five (5) days prior to the Closing, Seller shall deliver assignments of the Security Agreement and any other Loan Documents to Buyer; provided the assignments do not impose liability upon Seller in excess of the express warranties herein described in paragraph 6.

b.
Buyer shall deliver to Seller (i) the $450,000 balance of the Purchase Price, (ii) the 2011 Direction and (iii) a certificate to the effect that the representations and warranties of Buyer contained in Section 6(b) are true, complete and correct as of the Closing, except those representations and warranties that address matters only as of a particular date, which are true and correct in all respects as of that date.

8.	Default.

(a)
Buyer.  In the event that the transaction contemplated by this Agreement shall fail to close on or before the End Date for any reason whatsoever, other than the wrongful refusal of Seller to deliver the Note endorsed as herein described and to deliver the other documents that Seller is required to deliver as contemplated by this Agreement, Seller shall be entitled to retain the Deposit plus interest accrued thereon as liquidated damages, and the parties hereby agree that actual damages for any such default are not reasonably ascertainable. This shall be Seller's sole remedy at law or in equity, except in connection with Paragraph 9(e) of this Agreement.

(b)
Seller.  In the event that, following the complete performance by Buyer of all of its duties, agreements, and covenants set forth in this Agreement, Seller shall wrongfully refuse to endorse the Note as required herein and deliver the same to Buyer, or Seller shall fail to deliver to Buyer the Loan Documents that Seller is obligated to deliver as described in this Agreement, Seller shall be required to return the Deposit plus interest accrued thereon to the Buyer.  Buyer shall not be entitled to any damages or any compensation of any kind or nature, except as set forth in the immediately preceding sentence; provided, however, Buyer shall have the right to enforce this Agreement against Seller by specific performance.  The remedies described in the first and second sentences of this Paragraph 8(b) shall be Buyer's sole remedies at law or in equity, except in connection with Paragraph 9(e) of this Agreement.

9.	Miscellaneous.

a.
Notices.  All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by United States mail, by nationally recognized overnight private courier (for overnight delivery), or by facsimile. Except as provided otherwise herein, notices delivered by hand shall be deemed given upon receipt; notices delivered by United States mail shall be deemed given five (5) Business Days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested; notices delivered by nationally recognized overnight private courier shall be deemed given on the first (1st) Business Day following deposit with the private courier for overnight delivery; and notices delivered by facsimile shall be deemed given upon the sender’s receipt of confirmation of successful transmission.

As to Seller:	Nathan’s Famous, Inc.
One Jericho Plaza
Jericho, NY 11753
Attention: Eric Gatoff
Facsimile: 516-338-7220

Copy to:	Farrell Fritz, P.C.
RXR Plaza
Uniondale, New York 11556
Attention: Nancy D. Lieberman, Esq.
Facsimile: 516-336-2778

As to Buyer:	Y&Y Capital Co LLC.
6300 NW 31st Avenue
Fort Lauderdale, FL 33309
Attention:
Facsimile:

Copy to:	Vogel & Associates, P.C.,
500 North Broadway, Suite 128
Jericho, NY 11753
Attention: Bob Vogel
Facsimile:

b.
Entire Agreement.  This Agreement contains the entire agreement between the parties and may not be changed except by a subsequent written instrument signed by the party against whom the enforcement of such change is sought.

c.	Time. Time shall be of the essence of this Agreement.

d.
Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void.

e.
Brokers.   Each party represents to the other party that no broker or finder was involved in the transaction contemplated by this Agreement.  If a claim for brokerage fees or other compensation in connection with this transaction is made by any broker or finder claiming to have dealt through or on behalf of one of the parties hereto, such party will indemnify and hold the other party harmless from any liabilities, costs, fees, and expenses in respect to such claim for fees.  The provisions of this Paragraph 9(e) shall survive the Closing.

f.
Ambiguities.  This Agreement has been negotiated at arms' length by Seller and Buyer, and the parties mutually agree that, for the purpose of construing the terms of this Agreement, neither party shall be deemed responsible for the authorship thereof.

g.
Severability.  If any provision of this Agreement (the deletion of which does not adversely affect the receipt of any material benefit by or in favor of any party hereunder or substantially increase the burden on any party hereto) shall be held invalid or unenforceable to any extent, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

h.	Headings; Construction. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

i.
Counterparts.  This Agreement may be executed in any number of counterparts.  Each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

j.
Attorneys' Fees.  If either party retains the services of an attorney to enforce its rights under this Agreement through litigation, the party prevailing in any such litigation shall be entitled to recover reasonable attorneys' fees from the other party.

k.
Further Assurances.  After the Closing, at the request of Buyer, Seller shall execute and deliver such additional instruments and documents and take such further action as may be reasonably requested by Buyer in order to confirm and assure the rights and obligations under this Agreement and to render effective the transactions as contemplated hereby.  Buyer shall promptly pay Seller for Seller's out-of-pocket costs and expenses relating to compliance with any such request of Buyer.

l.
Governing Law. This Agreement shall be construed in accordance with and governed by the local laws (excluding the conflict of laws rules) of the State of New York.  The parties hereto consent to the jurisdiction of the state courts of and federal courts located in Nassau or New York County in the State of New York for the enforcement of the obligations evidenced by this Agreement and expressly waive any defense based upon venue or forum non conveniens.

10.
Waiver of Jury Trial.  SELLER AND BUYER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, OR ANY OF THE RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. SELLER AND BUYER HEREBY FURTHER AGREE THAT ANY SUCH ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement to be effective as of the date of Agreement written above.

SELLER:

NATHAN’S FAMOUS, INC.

By:	/s/ ERIC GATOFF
Title: CEO

BUYER:

Y & Y CAPITAL CO, LLC

By : /s/ RICHARD SCHWATT______, as Manager

By:
Name:
Title: President

[Signature page to Note Purchase and Sale Agreement]